[LOGO] PHOENIX(R)         Phoenix Life Insurance Company                                                    Phoenix Variable Annuity
                          Regular Mail: Phoenix Annuity Mail Operations                                                  Application
                                        PO Box 8027, Boston MA 02266-8027
                          Express Mail: Phoenix Annuity Mail Operations
                                        30 Dan Road, Suite 8027, Canton MA 02021-2809
====================================================================================================================================
1. Annuity Applied for (Please select only one annuity product)
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[ ]  Phoenix Dimensions(TM)                                             [ ]  Phoenix Investor's Edge(TM)
     Surrender Charge Schedule (for Phoenix Dimensions only)            [ ]  Phoenix Freedom Edge(TM)
        [ ]  7 Year Schedule
        [ ]  5 Year Schedule
[ ]  Other _____________________________________________________________________________________________
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2. Owner [ ] Individual   [ ] Joint   [ ] Trust   [ ] Other   (Note: Owner and Annuitant must be the same for all types of IRAs)
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Name (First, Middle, Last)                                                Sex                           Date of Birth (mm/dd/yyyy)
                                                                               [ ] Male   [ ] Female
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Address (Street, Number, City, State and ZIP Code)                                                      SSN/Tax ID

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Telephone Number                                        Email Address

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3. Joint Owner (if any) (Note: Joint Ownership is only allowed on Non-Qualified contracts)
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Name (First, Middle, Last)                                                Sex                           Date of Birth (mm/dd/yyyy)
                                                                               [ ] Male   [ ] Female
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Address (Street, Number, City, State and ZIP Code)                                                      SSN/Tax ID

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Telephone Number                                        Email Address

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4. Annuitant (if different from the Owner named in Section 2)
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Name (First, Middle, Last)                                                Sex                           Date of Birth (mm/dd/yyyy)
                                                                               [ ] Male   [ ] Female
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Address (Street, Number, City, State and ZIP Code)                                                      SSN/Tax ID

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Telephone Number                                        Email Address

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5. Joint Annuitant (if applicable)
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Name (First, Middle, Last)                                                Sex                           Date of Birth (mm/dd/yyyy)
                                                                               [ ] Male   [ ] Female
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Address (Street, Number, City, State and ZIP Code)                                                      SSN/Tax ID

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Telephone Number                                        Email Address

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6. Beneficiary Designation (All beneficiaries will share equally unless otherwise specified)
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                                                                      Date of Birth
           Name (First, Middle Last)                     Type          (mm/dd/yyyy)    SSN/Tax ID   Relationship to Owner   % Share
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                                                    [ ] Primary
                                                    [ ] Contingent
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                                                    [ ] Primary
                                                    [ ] Contingent
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                                                    [ ] Primary
                                                    [ ] Contingent
------------------------------------------------------------------------------------------------------------------------------------
                                                    [ ] Primary
                                                    [ ] Contingent
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

OL4317ME                            Page 1 of 3                             3-09

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
7. Plan Type
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A. Non Qualified   [ ] New   [ ] 1035 Exchange                     Type of Qualified Plan
                                                                   [ ] Traditional IRA   [ ] SEP IRA   [ ] ROTH IRA   [ ] Simple IRA
B. IRA/Qualified   [ ] New Contribution for Tax Year ____________  [ ] 403(b) Rollover   [ ] 401(a) Qualified Plan
                   [ ] Rollover/Direct Transfer                    [ ] Other __________________________________________
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8. Premium (Make check payable to "Phoenix")
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Exact or Estimated Amount of Premium $ ___________________________________________________
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9. Death Benefit Options (Please select only one option.)
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(Options 1 and 2 are available for all annuity products)         (Options 3 and 4 are available for Dimensions only)
[ ] Option 1 - Return of Premium                                 [ ] Option 3 - Earnings Enhancement Benefit (EEB)
[ ] Option 2 - Annual Step-up                                    [ ] Option 4 - Greater of Annual Step-Up or Annual Roll-Up
------------------------------------------------------------------------------------------------------------------------------------
10. Optional Benefits (Asset Allocation required unless otherwise specified. When electing the Spousal Option, the spouse must be the beneficiary.)
------------------------------------------------------------------------------------------------------------------------------------
Please elect only ONE benefit.

[ ]  Phoenix Retirement Protector (GMWB/GMAB)
     Select one (Required)*:   [ ] Single Life Option    [ ] Spousal Life Option
                   Optional:   [ ] Guaranteed Minimum Death Benefit (GMDB)

[ ]  Phoenix Flexible Withdrawal Protector (GMWB)
     Select one (Required)*:   [ ] Single Life Option    [ ] Spousal Life Option
                   Optional:   [ ] Extended Care Enhancement**

[ ]  Phoenix Principal Protector (GMAB)                                            [ ] Other __________________________

*    Default is Single Life Option.

**   By electing this option, I certify that no covered person (a) has been in a nursing home facility in the previous one year(s), or (b) has any known indication of cognitive impairment, such as dementia, Alzheimer's, Parkinson's or other neurological diseases.
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11. Replacement
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Are there any life insurance policies or annuity contracts owned by or on the life of the applicant? [ ] Yes [ ] No

Will this annuity replace any existing life insurance or annuity? [ ] Yes [ ] No (if Yes, see below)

Company __________________________________________

Contract Number __________________________________
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12. Special Requests
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13. Telephone/Electronic Authorization (if left blank, no authorizations will apply)
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Check a box below if you wish to authorize telephone / electronic instructions. Phoenix will use reasonable procedures to confirm that telephone / electronic instructions are authorized and genuine. As long as these procedures are followed, I agree to hold harmless Phoenix and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, from any claim, liability, loss or cost.

[ ] I wish to authorize Phoenix to act upon telephone instructions from me.

OR

[ ] I wish to authorize Phoenix to act on telephone / electronic instructions received from me and/or my Registered Representative.
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

OL4317ME                            Page 2 of 3                             3-09

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
14. State Required Notice
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It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or denial of insurance benefit.
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15. Owner Acknowledgements
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[ ] I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).

I UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I have read all the statements in this application and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application. I also agree that a facsimile or imaged signature is as good as the original.

Under penalties of perjury, I certify that: a) the number shown on this form is my correct taxpayer identification number; and b) I am not subject to backup withholding because: 1) I am exempt from backup withholding; or 2) I have not been notified by the Internal
Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or 3)
the IRS has notified me that I am no longer subject to backup withholding.
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Owner's Signature                                                                    State Signed In         Date (mm/dd/yyyy)

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Joint Owner's Signature                                                              State Signed In         Date (mm/dd/yyyy)

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Annuitant's Signature (if other than owner)                                          State Signed In         Date (mm/dd/yyyy)

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Joint Annuitant's Signature (if applicable)                                          State Signed In         Date (mm/dd/yyyy)

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16. Agent Statement (Please remember to select a Commission Option below. Default is Option 1.)
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Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? [ ] Yes [ ] No

Are there any life insurance policies or annuity contracts owned by or on the life of the owner or annuitant?  [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Agent #1 Name (First, Middle, Last)                                             Agent #1 Signature

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Agent #1 Email Address                                                                Agent #1 ID Number               % Shares

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Agent #2 Name (First, Middle, Last)                                             Agent #2 Signature

------------------------------------------------------------------------------------------------------------------------------------
Agent #2 Email Address                                                                Agent #2 ID Number               % Shares

------------------------------------------------------------------------------------------------------------------------------------
Bank or Broker Dealer Firm

------------------------------------------------------------------------------------------------------------------------------------
Address (Street, Number, City, State and ZIP Code)

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Date (mm/dd/yyyy)                           Telephone Number                                      Select Commission Option
                                                                                       [ ] Option 1   [ ] Option 2   [ ] Option 3
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

OL4317ME                            Page 3 of 3                             3-09

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
[LOGO] PHOENIX(R)         Phoenix Life Insurance Company                                         Variable Annuity Premium Allocation
                          PO Box 8027                                                  (for Spectrum Edge+, use form OL4032MESEPlus)
                          Boston MA 02266-8027 Phone: 1-800-541-0171
====================================================================================================================================
Owner(s) Name(s) (Last, First)                                         Contract Number (if known)         Payment Type

                                                                                                          [ ] Premium   [ ] Loan

------------------------------------------------------------------------------------------------------------------------------------
                  Complete Section 1 or Section 2 - do not complete both sections. Signature required in Section 3.
------------------------------------------------------------------------------------------------------------------------------------
Section 1: Asset Allocation Options (some restrictions apply; see Terms below)               *Automatic rebalance occurs annually
                                                                                             **Automatic rebalance occurs monthly

Phoenix-Ibbotson Strategic        Phoenix-Ibbotson Dynamic
Models*                           Asset Allocation Series         Franklin Templeton**
   [ ] Conservative                  [ ] Moderate                    [ ] Founding Investment Strategy (Moderate) (see B below)
   [ ] Moderately Conservative       [ ] Moderate Growth (see B      [ ] Perspectives Allocation Strategy (Aggressive) (see B below)
   [ ] Moderate (see B below)            below)
   [ ] Moderately Aggressive         [ ] Growth (see B below)     AllianceBernstein
       (see B below)                 [ ] Aggressive Growth (see      [ ] VPS Balanced Wealth Strategy Portfolio (Moderate)
   [ ] Aggressive (see B below)          B below)                        (see B below)
                                                                     [ ] VPS Wealth Appreciation Strategy Portfolio (Aggressive)
                                                                         (see B below)
Terms:

A.   An available Asset Allocation Option MUST be selected if you are electing the Phoenix Flexible Withdrawal Protector (GMWB),
     Phoenix Retirement Protector (A Flexible Combination Benefit) or Phoenix Principal Protector (GMAB) rider. (Riders not available on all products.)

B.   These models are not available with the Phoenix Principal Protector (GMAB) or Phoenix Retirement Protector (A Flexible
     Combination Benefit) riders.

C.   For a new contract, the initial premium will be allocated based on the Asset Allocation Option selected above. For an existing contract, 100% of your contract value will be allocated to one of the above Asset Allocation Options. Only one Asset Allocation
     Option can be in effect per contract at one time.

D.   Subsequent premiums will be allocated according to the Asset Allocation Option selected above.

E.   Asset Allocation Options are not available for certain products including Group Strategic Edge (GSE) and Phoenix Income Choice.

F.   Notify your financial advisor or agent if your risk profile changes.

G.   In the future we may modify or eliminate any existing program or Asset Allocation Option within a program, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Section 2: Premium Payment Allocation (Whole percentages only. Must total 100%. Do not complete if an option was selected above.
Maximum 18 choices.)

_____% (156) AIM V.I. Capital Appreciation Fund                    _____% (191) Phoenix-Ibbotson Dynamic Asset Allocation Series -
_____% (225) AllianceBernstein VPS Balanced Wealth Strategy               Moderate
       Porfolio                                                    _____% (192) Phoenix-Ibbotson Dynamic Asset Allocation Series -
_____% (226) AllianceBernstein VPS Wealth Appreciation Strategy           Moderate Growth
       Porfolio                                                    _____% (193) Phoenix-Ibbotson Dynamic Asset Allocation Series -
_____% (167) DWS Equity 500 Index VIP                                     Growth
_____% (228) DWS Small Cap Index VIP                               _____% (194) Phoenix-Ibbotson Dynamic Asset Allocation Series -
_____% (125) Federated Fund for U.S. Government Securities II             Aggressive Growth
_____% (126) Federated High Income Bond Fund II                    _____% (116) Phoenix-Sanford Bernstein Mid-Cap Value Series
_____% (150) Fidelity VIP Contrafund(R) Portfolio                  _____% (154) Phoenix-Sanford Bernstein Small-Cap Value Series
_____% (149) Fidelity VIP Growth Opportunities Portfolio           _____% (120) Phoenix-Van Kampen Comstock Series
_____% (151) Fidelity VIP Growth Portfolio                         _____% (115) Phoenix-Van Kampen Equity 500 Index Series
_____% (206) Fidelity VIP Investment Grade Bond Portfolio,         _____% (202) PIMCO VIT Commodity Real Return Strategy Portfolio
       Service Class                                               _____% (203) PIMCO VIT Real Return Portfolio
_____% (227) Franklin Flex Cap Growth Securities Fund              _____% (204) PIMCO VIT Total Return Portfolio
_____% (196) Franklin Income Securities Fund                       _____% (215) Sentinel VPT Balanced Fund
_____% (187) Lord Abbett Bond-Debenture Portfolio                  _____% (216) Sentinel VPT Bond Fund
_____% (188) Lord Abbett Growth and Income Portfolio               _____% (217) Sentinel VPT Common Stock Fund
_____% (189) Lord Abbett Mid-Cap Value Portfolio                   _____% (218) Sentinel VPT Mid Cap Growth Fund
_____% (121) Mutual Shares Securities Fund                         _____% (219) Sentinel VPT Small Company Fund
_____% (198) Neuberger Berman AMT Guardian Portfolio               _____% (229) Summit S&P MidCap 400 Index Portfolio
_____% (197) Neuberger Berman Small Cap Growth Portfolio           _____% (106) Templeton Developing Markets Securities Fund
_____% (199) Oppenheimer Capital Appreciation Fund/VA              _____% (111) Templeton Foreign Securities Fund
_____% (200) Oppenheimer Global Securities Fund/VA                 _____% (107) Templeton Growth Securities Fund
_____% (201) Oppenheimer Main Street Fund Small Cap/VA             _____% (205) Van Kampen UIF Equity and Income Portfolio
_____% (101) Phoenix Capital Growth Series                         _____% (109) Wanger International
_____% (119) Phoenix Growth and Income Series                      _____% (123) Wanger International Select Fund
_____% (118) Phoenix Mid-Cap Growth Series                         _____% (122) Wanger Select Fund
_____% (100) Phoenix Money Market Series                           _____% (108) Wanger USA
_____% (102) Phoenix Multi-Sector Fixed Income Series              _____% Fixed Income Allocation - for Phoenix Income Choice only.
_____% (182) Phoenix Multi-Sector Short Term Bond Series           _____% Guaranteed Interest Account* (Not available for Phoenix
_____% (181) Phoenix Small-Cap Growth Series                              Income Choice or Freedom Edge.)
_____% (103) Phoenix Strategic Allocation Series                   _____% Other: _____________________________________________
_____% (104) Phoenix-Aberdeen International Series
_____% (105) Phoenix-Duff & Phelps Real Estate Securities Series   *    GIA limited to 5% for Dimensions, Spectrum Edge, Investor's
                                                                        Edge, Flexible Retirement Choice.

Terms: Subsequent premium payments will be invested as indicated in Premium Payment Allocation above unless the Company is otherwise instructed.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Section 3: Signatures - Required

I have made my selection above and understand the applicable terms.

Owner                 X
                      ---------------------------------------   --------------------------------------------------   -------------
                                                                Print Name (and Title, Company if Corp Owned)        Date

Joint Owner (if any)  X
                      ---------------------------------------   --------------------------------------------------   -------------
                                                                Print Name                                           Date

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

OL4032ME                                                                    3-09

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
[LOGO] PHOENIX(R)         Phoenix Life Insurance Company                                                Optional Investment Programs
                          PO Box 8027, Boston MA 02266-8027                                                   for Variable Annuities
                          1-800-541-0171                                               (for Spectrum Edge + use form OL4061MESEPlus)
====================================================================================================================================
Owner(s) Name(s) (Last, First)                                                                        Contract Number (if known)

------------------------------------------------------------------------------------------------------------------------------------
Section 1: Asset Rebalancing (Cannot be in effect at the same time as any DCA program unless fully invested in a valid Asset
Allocation Option.)

Not available for Big Edge, Big Edge Plus, Big Edge Choice, Group Strategic Edge, Templeton Investment Plus.

A.   Frequency (Check one):  [ ] Monthly   [ ] Quarterly   [ ] Semi-Annually   [ ] Annually

B.   Start Date (Check one): [ ] Current Receipt Date   [ ] Calendar 3/31, 6/30, 9/30, 12/31   [ ] Other: __________________________

C.   If you have elected a valid Asset Allocation Option, completing this section will activate asset rebalancing according to that option.

D.   If you have not elected an Asset Allocation Option, your contract will be rebalanced according to the premium allocation currently on file for your contract.

     If you wish to allocate your funds to different investment options than those on file, complete Section 3 below.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Section 2: Dollar Cost Averaging (DCA) (NO DCA program can be in effect at the same time as Asset Rebalancing unless fully invested in a valid Asset Allocation Option.)

A.   Select Option 1 OR Option 2 (Option 1 not available for Phoenix Income Choice or Freedom Edge.)

     Option 1 - Enhanced DCA: I elect DCA from the Guaranteed Interest Account (GIA) for a period of: __ 6 months __ 12 months

     [ ]  I have NO DCA program currently in effect.

     [ ]  I HAVE a DCA program in effect, and I elect to terminate that program and start a new one for the current deposit alone.
          The money in the terminated DCA program will be moved to the investment options designated for my contract.

          When enrolling in an Enhanced DCA Program, the start date must always be the following business day. Subsequent deposits,
          1035 exchanges/rollovers/transfers into a newly set up Enhanced DCA Program will be accepted if received within 60 calendar days from the Application Sign Date. Subsequent funds received more than 60 calendar days after the Application
          Sign Date will be allocated to the investment options designated for your contract. Alternatively, if you wish to apply subsequent funds to a currently offered Enhanced DCA Program, you may elect to terminate your existing program, and enroll in a new Enhanced DCA Program for the amount of the subsequent premium only.

     Option 2 - Standard DCA: I elect DCA from the ______________________________________ investment option (list only one investment option, not MVA or GIA) to transfer a total amount of $ _______________ over a period of _____ months at a frequency of: [ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually.

     The start date will be _______________. (If not specified, the start will be the following calendar day.)

B.   If you have elected a valid Asset Allocation Option, 100% of your premium will be initially allocated to the GIA (Enhanced
     DCA). Then, on a monthly basis, your premium will be allocated to the Asset Allocation Option currently on file for your contract.

C.   If you have not elected an Asset Allocation Option, your premium will be allocated FROM the GIA (Enhanced DCA) or FROM an investment option (Standard DCA) as indicated in "A" above. The funds will be allocated TO the investment options specified in the premium allocation currently on file for your contract.

     If you wish to allocate your funds to different investment options than those on file, complete Section 3 below.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Section 3: Investment Option Choices for Asset Rebalancing and DCA if different than the premium allocation on file.

          (Not applicable if you are invested in an Asset Allocation Option. Whole percentages only. Must total 100%. Maximum 18 choices.)

_____% (156) AIM V.I. Capital Appreciation Fund                    _____% (191) Phoenix-Ibbotson Dynamic Asset Allocation Series -
_____% (225) AllianceBernstein VPS Balanced Wealth Strategy               Moderate
       Portfolio                                                   _____% (192) Phoenix-Ibbotson Dynamic Asset Allocation Series -
_____% (226) AllianceBernstein VPS Wealth Appreciation Strategy           Moderate Growth
       Portfolio                                                   _____% (193) Phoenix-Ibbotson Dynamic Asset Allocation Series -
_____% (167) DWS Equity 500 Index VIP                                     Growth
_____% (228) DWS Small Cap Index VIP                               _____% (194) Phoenix-Ibbotson Dynamic Asset Allocation Series -
_____% (125) Federated Fund for U.S. Government Securities II             Aggressive Growth
_____% (126) Federated High Income Bond Fund II                    _____% (116) Phoenix-Sanford Bernstein Mid-Cap Value Series
_____% (150) Fidelity VIP Contrafund(R) Portfolio                  _____% (154) Phoenix-Sanford Bernstein Small-Cap Value Series
_____% (149) Fidelity VIP Growth Opportunities Portfolio           _____% (120) Phoenix-Van Kampen Comstock Series
_____% (151) Fidelity VIP Growth Portfolio                         _____% (115) Phoenix-Van Kampen Equity 500 Index Series
_____% (206) Fidelity VIP Investment Grade Bond Portfolio,         _____% (202) PIMCO VIT Commodity Real Return Strategy Portfolio
       Service Class                                               _____% (203) PIMCO VIT Real Return Portfolio
_____% (227) Franklin Flex Cap Growth Securities Fund              _____% (204) PIMCO VIT Total Return Portfolio
_____% (196) Franklin Income Securities Fund                       _____% (215) Sentinel VPT Balanced Fund
_____% (187) Lord Abbett Bond-Debenture Portfolio                  _____% (216) Sentinel VPT Bond Fund
_____% (188) Lord Abbett Growth and Income Portfolio               _____% (217) Sentinel VPT Common Stock Fund
_____% (189) Lord Abbett Mid-Cap Value Portfolio                   _____% (218) Sentinel VPT Mid Cap Growth Fund
_____% (121) Mutual Shares Securities Fund                         _____% (219) Sentinel VPT Small Company Fund
_____% (198) Neuberger Berman AMT Guardian Portfolio               _____% (229) Summit S&P MidCap 400 Index Portfolio
_____% (197) Neuberger Berman Small Cap Growth Portfolio           _____% (106) Templeton Developing Markets Securities Fund
_____% (199) Oppenheimer Capital Appreciation Fund/VA              _____% (111) Templeton Foreign Securities Fund
_____% (200) Oppenheimer Global Securities Fund/VA                 _____% (107) Templeton Growth Securities Fund
_____% (201) Oppenheimer Main Street Fund Small Cap/VA             _____% (205) Van Kampen UIF Equity and Income Portfolio
_____% (101) Phoenix Capital Growth Series                         _____% (109) Wanger International
_____% (119) Phoenix Growth and Income Series                      _____% (123) Wanger International Select Fund
_____% (118) Phoenix Mid-Cap Growth Series                         _____% (122) Wanger Select Fund
_____% (100) Phoenix Money Market Series                           _____% (108) Wanger USA
_____% (102) Phoenix Multi-Sector Fixed Income Series              _____% Fixed Income Allocation - for Phoenix Income Choice only.
_____% (182) Phoenix Multi-Sector Short Term Bond Series           _____% Guaranteed Interest Account* (Not available for Phoenix
_____% (181) Phoenix Small-Cap Growth Series                              Income Choice or Freedom Edge.)
_____% (103) Phoenix Strategic Allocation Series                   _____% Other: ___________________________________________________
_____% (104) Phoenix-Aberdeen International Series
_____% (105) Phoenix-Duff & Phelps Real Estate Securities Series   *    GIA limited to 5% for Dimensions, Spectrum Edge, Investor's
                                                                        Edge, Flexible Retirement Choice.

------------------------------------------------------------------------------------------------------------------------------------
                 Subsequent payments will be invested as indicated above unless the Company is otherwise instructed.
------------------------------------------------------------------------------------------------------------------------------------
Section 4: Signatures - Required

Owner                X
                     ----------------------------------------   --------------------------------------------------   ---------------
                                                                Print Name (and Title, Company if Corp Owned)        Date

Joint Owner (if any) X
                     ----------------------------------------   --------------------------------------------------   ---------------
                                                                Print Name (and Title, Company if Corp Owned)        Date

------------------------------------------------------------------------------------------------------------------------------------

OL4061ME                                                                    3-09